Filed pursuant to Rule 497(e)
File Nos. 333-178146 and 811-22634

BLACKSTONE ALTERNATIVE ALPHA FUND

Supplement dated March 10, 2017 to the

Blackstone Alternative Alpha Fund

Prospectus and Statement of Additional Information,

each dated July 29, 2016

Change in the Fund’s Custodian

Effective April 1, 2017, State Street Bank and Trust Company (“State Street”) serves as custodian for the Fund and performs all the custodian services described in the Prospectus and Statement of Additional Information.

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are revised as follows:

The description under the “Summary of Terms—Custodian” in the Prospectus is amended and restated as follows:

State Street Bank and Trust Company (the “Custodian”) acts as custodian to the Fund pursuant to an agreement between the Custodian and the Fund. In furtherance of its duties to the Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

The description under “Management of the Fund—Other Service Providers to the Fund and Master Fund—Custodian” in the Prospectus is amended and restated as follows:

State Street Bank and Trust Company through its offices in Massachusetts, serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by BAAM or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 1 Lincoln Street, Boston, MA 02111.

The Bank of New York Mellon Corporation through its offices in New York, serves as the Custodian of the assets of the Master Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Master Fund are not held by BAAM or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 101 Barclay Street, 17W, New York, NY 10286.

The description under “Investment Management and Other Services—Custodian” in the Statement of Additional Information is amended and restated as follows:

State Street Bank and Trust Company (the “Custodian”), located at 388 Greenwich Street, New York, NY 10013, serves as the custodian of the Fund’s assets pursuant to a Custodian Services Agreement between the Fund and the Custodian. See the section entitled “Management of the Fund—The Custodian” in the Prospectus.

Shareholders should retain this Supplement for future reference.